EXHIBIT 10.7
FIRST AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Amendment”), is made and entered into as of August 27, 2020, by and among AMERICAN FINANCE TRUST, INC., a Maryland corporation (the “Company”), AMERICAN FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”), and AMERICAN FINANCE PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS the parties hereto entered into that certain Amended and Restated Property Management and Leasing Agreement, dated of September 6, 2016 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.Definition of “Properties”. The defined term “Properties” set forth in Section 1.16 of the Agreement is hereby deleted in its entirety and replaced as follows:

1.13. “Properties” means all real estate properties owned, directly or indirectly, by the Owner and all tracts as yet unspecified but to be acquired by the Owner containing income-producing Improvements or on which the Owner will develop or rehabilitate income-producing Improvements; provided, however, that “Properties” as defined herein shall exclude any Property that is (i) expressly subject to a separate property management agreement with Manager; or (ii) acquired after the Effective Date that is (x) not a triple or double net leased Property similar to any of the properties currently owned by Company immediately prior to the Effective Date or (y) an existing anchored, stabilized core retail Property, such as a power center or lifestyle center.
2.Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Any capitalized term used in this Amendment and not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted by electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Property Management and Leasing Agreement as of the day and year first set forth above.
AMERICAN FINANCE TRUST, INC.

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

AMERICAN FINANCE OPERATING PARTNERSHIP, L.P.
By:    American Finance Trust, Inc.
its General Partner

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

AMERICAN FINANCE PROPERTIES, LLC

By:    /s/ James Tanaka
Name: James Tanaka
Title: Authorized Signatory